Exhibit 99.2

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 29, 2006 by and between Plug Power Inc., a Delaware corporation (the “Company”), and Smart Hydrogen Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands (“Initial Holder”), each of which is sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of April 10, 2006, by and between the Company and Initial Holder (the “Stock Purchase Agreement”), Initial Holder shall acquire shares (the “Shares”) of the Company’s Class B Capital Stock, a series of preferred stock, $0.01 par value per share (“Class B Capital Stock”); and

WHEREAS, in connection with Initial Holder’s investment pursuant to the Stock Purchase Agreement, the Company agreed to provide certain rights to Initial Holder to cause the resale of the shares of Common Stock of the Company, $.01 par value per share (the “Common Stock”), issuable upon conversion of the Shares to be registered pursuant to the Securities Act (as defined below); and

WHEREAS, the Parties desire to set forth their rights and obligations relating to the registration of the resale of the Registrable Securities (as defined below) pursuant to the Securities Act;

AGREEMENT

NOW, THEREFORE, in consideration of the purchase of the Shares by Initial Holder pursuant to the Stock Purchase Agreement, and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Definitions. As used in this Agreement the following capitalized terms shall have the following meanings. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement:

“Affiliate” shall have the meaning set forth in the Stock Purchase Agreement.

“Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Business Day” shall have the meaning set forth in the Stock Purchase Agreement.

“Chairperson” shall have the meaning set forth in Section 23.1 hereof.

“Charter” shall mean the Company’s Amended and Restated Certificate of Incorporation in effect as of the date hereof, including the Certificate of Designations creating the Class B Capital Stock, as amended from time to time.

“Class B Capital Stock” shall have the meaning set forth in the recitals of this Agreement.

“Class B Period” shall have the meaning set forth in the Charter.

“Common Stock” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the recitals of this Agreement.

“Company Offering” shall have the meaning set forth in Section 4.4 hereof.

“Dispute” shall have the meaning set forth in Section 23.1 hereof.

“Disputing Party” shall have the meaning set forth in Section 23.1 hereof.

“Effectiveness Period” shall mean the period of time commencing on the Resale Shelf Date and ending on the Termination Date.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” shall mean the average of the per share closing price, or the closing sales bid if no sales were reported, of the Common Stock as quoted by the NASDAQ National Market for the ten (10) consecutive trading days immediately preceding the date of calculation or if there are no sales or bids for such date, then the average of the ten (10) preceding consecutive trading days for such sales or bids as reported in The Wall Street Journal or similar publication.

“Holder” shall mean Initial Holder and any subsequent transferee of Registrable Securities as permitted by Section 10, at such times as such Persons shall own Registrable Securities.

“Indemnitee” shall have the meaning set forth in Section 9 hereof.

“Initial Holder” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“Initiating Holders” shall have the meaning set forth in Section 3.1 hereof.

“Investor Rights Agreement” shall mean that certain Investor Rights Agreement, dated as of the date hereof, by and among the Company, the Initial Holder and certain Affiliates of the Initial Holder named therein.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“NASDAQ” shall mean the National Association of Securities Dealers Automated Quotations.

“Non-Initiating Holders” shall have the meaning set forth in Section 3.1 hereof.

“Offering Blackout Period” shall have the meaning set forth in Section 4.4 hereof.

“Person” shall have the meaning set forth in the Stock Purchase Agreement.

“Prior Registrable Securities” shall have the meaning set forth in Section 3.7 hereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein and excluding all “free writing prospectuses” as defined in Rule 405 of the Securities Act.

“Registrable Securities” shall mean all shares of Common Stock issued or issuable upon conversion of the Shares and any shares of Common Stock or other securities issued or issuable in respect of Registrable Securities by way of spin-off, dividend, distribution, stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization; provided, however, that Registrable Securities shall not include (i) any securities for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) any securities sold pursuant to Rule 144, or (iii) any securities held by a person whose registration rights pursuant to this Agreement have terminated pursuant to Section 7.

“Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (a) all registration, federal and state filing, and qualification fees and expenses; (b) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (c) fees and expenses with respect to filings required to be made with the NASDAQ or the NASD; (d) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (e) printing expenses, messenger, telephone and delivery expenses; (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); and (g) the fees and expenses of any Person, including special experts, retained by the Company; provided, however, that Registration Expenses shall not include any underwriting fees, discounts, or commissions attributable to the sale of such Registrable Securities, or any legal fees and expenses of counsel to any Holder and any underwriter engaged in connection with an Underwritten Demand Statement.

“Registration Statement” shall mean any registration statement of the Company which covers the resale of any of the Registrable Securities under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference.

“Resale Shelf Date” shall have the meaning set forth in Section 2.1 hereof.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1 hereof.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision).

“Rules” shall have the meaning set forth in Section 23.1 hereof.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” shall mean, with respect to a specified Registration Statement pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

“Shares” shall have the meaning set forth in the recitals of this Agreement.

“Suspension Event” shall have the meaning set forth in Section 4.3 hereof.

“Suspension Event Certificate” shall have the meaning set forth in Section 4.3 hereof.

“Termination Date” shall mean the earlier of (a) the date on which the registration rights of all Persons pursuant to this Agreement have terminated pursuant to Section 7 or (b) the date the Company is acquired in a transaction approved by the Company’s Board of Directors (including, without limitation, through a merger, consolidation, stock purchase, or sale of all or substantially all of the Company’s assets).

“Tribunal” shall have the meaning set forth in Section 23.1 hereof.

“Underwritten Demand Notice” shall have the meaning set forth in Section 3.1 hereof.

“Underwritten Demand Shares” shall have the meaning set forth in Section 3.1 hereof.

“Underwritten Demand Statement” shall have the meaning set forth in Section 3.1 hereof.

“WKSI” shall mean a well-known seasoned issuer as defined under Rule 405 of the Securities Act.

2. Resale Shelf Registration Rights.

2.1 Registration Statement Covering Resale of Registrable Securities. Prior to date that is eighteen (18) months after the Closing Date (the “Resale Shelf Date”), the Company shall file with the SEC a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities registering the resale on a delayed or continuous basis of all such Registrable Securities by the Holders (a “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be filed on Form S-3, and if the Company is eligible as a WKSI, the Resale Shelf Registration Statement shall utilize the automatic shelf registration process under Rule 415 and Rule 462 under the Securities Act. If the Company is not a WKSI or is otherwise ineligible to utilize the automatic shelf registration process, then the Company shall use its commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective under the Securities Act prior to the Resale Shelf Date and as expeditiously as reasonably practicable following the filing of the Resale Shelf Registration Statement. The Company agrees to use its commercially reasonable efforts to maintain the effectiveness of the Resale Shelf Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements during the Effectiveness Period; provided that the effectiveness of the Resale Shelf Registration Statement need not be maintained for the purposes of registering the resale of securities that no longer constitute Registrable Securities or at any time when the Company is not eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities. If, during the Effectiveness Period, the Company becomes eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities at any time when a Resale Shelf Registration Statement is not effective, the Company, shall promptly file a Resale Shelf Registration Statement and use commercially reasonable efforts to have such Resale Registration Statement become effective in accordance with the procedures described above.

2.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to the Holders, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3 Amendments and Supplements. Subject to the provisions of Section 2.1 above, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.4 Notice of Certain Events. The Company shall promptly notify the Holders in writing of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Company shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

3. Underwritten Offering Rights.

3.1 Subject to the conditions set forth in this Agreement, the Company shall, at the written request of any Holder or Holders (the “Initiating Holders”) to sell in an underwritten offering at any time during the Effectiveness Period that number of Registrable Securities with an aggregate Fair Market Value of not less than $5,000,000 as of the date of such request (or any lesser aggregate amount if such request is with respect to all to the Registrable Securities of such Initiating Holder(s) under this Agreement) (an “Underwritten Demand Notice”), cause to be prepared and filed as soon as reasonably practicable after the date of such

Underwritten Demand Notice (and in any event within 45 days of such Underwritten Demand Notice, provided that, in the event that there are any Non-Initiating Holders, such filing shall not occur prior to the date that is 10 days after the date on which the Company provides notice to the Non-Initiating Holders of the receipt of the Underwritten Demand Notice) either:

(a) in the event that the Resale Shelf Registration Statement has not been declared effective, is not currently effective, or ceases to be usable and the Company is not eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities, a registration statement; or

(b) a (1) supplement to the Prospectus contained in the Resale Shelf Registration Statement, (2) post-effective amendment to the Resale Shelf Registration Statement, or (3) Form 8-K incorporated by reference into the Resale Shelf Registration Statement in accordance with the rules under the Securities Act (or such other rule as is applicable to the proposed sale);

(each document referred to in clauses (a) and (b) is referred to as an “Underwritten Demand Statement”), in each case covering all the Registrable Securities requested to be included in such underwritten offering by the Initiating Holders, plus the Registrable Securities requested to be included in such underwritten offering by the Holders, if any, other than the Initiating Holders (the “Non-Initiating Holders”) in a notice received by the Company within 10 days of the date on which the Company provides notice to the Non-Initiating Holders of the receipt of the Underwritten Demand Notice, less any such Registrable Securities subsequently withdrawn from such underwritten offering by a Holder or as a result of reductions in accordance with Section 3.7 below (such total number of Registrable Securities being referred to herein as the “Underwritten Demand Shares”); provided, however, that the Company shall not be required to effect an Underwritten Demand Statement pursuant to a request under this Section 3.1 more than 5 times for the Holders of Registrable Securities collectively; and provided, further, that no Holder shall be entitled to demand an Underwritten Demand Statement during a Suspension Event or Offering Blackout Period. An Underwritten Demand Statement shall be deemed to have been effected, for the purposes of the number of requests that may be made by the Holders, upon the earlier of (x) the date as of which all of the Underwritten Demand Shares shall have been disposed of pursuant to the Underwritten Demand Statement and (y) the 90th day following the later of (A) the filing of a preliminary prospectus with the SEC covering all of the Underwritten Demand Shares for sale in accordance with the method of disposition specified by the Initiating Holders or (B) the effectiveness of the registration statement registering the sale of all of the Underwritten Demand Shares for sale in accordance with the method of disposition specified by the Initiating Holders unless, with respect to this clause (y), during such 90-day period there was a Suspension Event or the Company delivered a notice pursuant to Section 4.2 prior to the sale of 75% of the Underwritten Demand Shares covered or registered thereby and the Holders of a majority of the Underwritten Demand Shares, within 2 Business Days after the occurrence of a Suspension Event or the delivery of a notice from the Company pursuant to Section 4.2, determine to terminate the offering and provide written notice thereof to the Company. Additionally, an Underwritten Demand Statement shall be deemed to be have been effected, in the event that, upon the request of the Initiating Holders, the Company files a registration statement to register the sale of all of the Underwritten Demand Shares for sale in accordance with the method of disposition specified by the Initiating Holders, but such registration statement does not become effective thereafter solely by reason of the refusal of the Holders to proceed with an underwritten offering thereunder unless such refusal occurs, and notice of such refusal is provided to the Company, within 2 Business Days after the occurrence of a Suspension Event or the delivery of a notice from the Company pursuant to Section 4.2. Within 5 days following its receipt of an Underwritten Demand Notice, the Company will provide notice to the Non-Initiating Holders of the receipt of the Underwritten Demand Notice. For purposes of clarity, the Parties acknowledge and agree that an Underwritten Demand Notice may be issued by the Initiating Holders prior to the Effectiveness Period.

3.2 The Company shall use its commercially reasonable efforts to have the Underwritten Demand Statement declared effective under the Securities Act, if required, as expeditiously as reasonably practicable following the filing of such Underwritten Demand Statement. Any Underwritten Demand Statement filed under this Section 3 shall reflect such plan or method of distribution of the applicable securities as shall be designated by the managing underwriter.

3.3 The Company shall have the right to postpone the filing or the effectiveness of each Underwritten Demand Statement pursuant to this Section 3 as provided in Section 4.

3.4 Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3 within six (6) months after the completion of an underwritten offering pursuant to any Underwritten Demand Notice.

3.5 The Holders of a majority of the Underwritten Demand Shares shall be entitled to select nationally recognized investment banks to act as the underwriters for such offering; provided that such selection shall be subject to the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

3.6 The Company shall make available members of the management of the Company for reasonable assistance in selling efforts related to such offering (including, without limitation, senior management attendance at due diligence meetings with underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions for such types of offerings and take all such other actions in connection therewith customarily undertaken by issuers in order to expedite or facilitate the disposition of such Registrable Securities, including without limitation: (i) making such representations and warranties to the underwriters with respect to the business of the Company, the registration statement pursuant to which the sale of the Underwritten Demand Shares is to be registered, the Prospectus and any documents, if any, incorporated or deemed to be incorporated by reference therein, as may reasonably be required by the underwriters; (ii) obtaining opinions of counsel to the Company and updates thereof, addressed to Holders and each of the underwriters; (iii) obtaining “cold comfort” letters and updates thereof from the independent certified public accountants of the Company addressed to Holders and each of the underwriters; (iv) ensuring that, if an underwriting agreement is entered into, such agreement shall contain indemnification provisions and procedures that are usual and customary for an offering of such size; (v) filing with the SEC a final Prospectus with respect to the offering that satisfies the requirements of Section 10(a) of the Securities Act as soon as practicable following the pricing of the offering and, in any event, prior to the first scheduled date for delivery by the Holders to the underwriters or purchasers of Registrable Securities in the offering; and (vi) delivering such documents and certificates as may be reasonably requested by the underwriters and their respective counsel to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 3.6.

3.7 In connection with an Underwritten Demand Statement, if the managing underwriter of such offering reasonably determines in writing that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, however, that securities shall be excluded in the following sequence: (i) first, shares of Common Stock held by any stockholders not having rights to include such shares in the underwritten public offering; (ii) second, shares of Common Stock held by stockholders having contractual, incidental “piggy back” rights to include such shares in the underwritten public offering other than Registrable Securities or shares of Common Stock held by stockholders having contractual, incidental “piggy back” rights to include such shares in the underwritten public offering pursuant to that certain Registration Rights Agreement, dated as of November 3, 1999, by and among the Company and certain of its stockholders (the “Prior Registrable Securities”); (iii) third, shares of Common Stock sought to be registered by the Company for its own account; and (iv) fourth, Registrable Securities and Prior Registrable Securities. If there is a reduction of some but not all of the number of shares pursuant to clauses (i) through (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of securities held by the holders in the applicable category and subject to the priorities set forth in the preceding sentence).

3.8 The Company shall promptly notify the Holders in writing of the effectiveness, if required, of any Underwritten Demand Statement and shall furnish to the Holders, without charge, such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Underwritten Demand Statement.

3.9 The Company shall promptly notify in writing each Holder of Registrable Securities covered by such registration statement of any comments made to the Company or its counsel by the SEC with respect thereto or any request made to the Company or its counsel by the SEC for amendments or supplements to such registration statement or prospectus or for additional information (and furnish counsel for the selling Holder(s) copies of such comment letters and requests).

4. Suspension of Registration Requirement; Market Standstill.

4.1 The Company shall promptly notify each Holder in writing of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Securities or the initiation of any proceedings for that purpose. The Company shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as promptly as reasonably possible and promptly notify in writing each Holder of Registrable Securities covered by such registration statement of the withdrawal of any such order.

4.2 At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act to a transferee, the Company shall immediately notify each Selling Holder (A) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) in such event, to suspend sales of Registrable Securities, and each Selling Holder will refrain from selling any Registrable Securities pursuant to such Registration Statement until the Selling Holders are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In such event, unless such event constitutes a Suspension Event (as defined below), the Company shall promptly, and in any event within 15 Business Days, prepare and file a supplement to or an amendment of such Prospectus as may be necessary so that, as supplemented or amended, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly, and in any event within 15 Business Days, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement. The Company shall promptly notify the Selling Holders in writing when the current Prospectus may be used.

4.3 Subject to the terms of Section 5 below, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings with any state securities commission, to become effective shall be deferred, for one or more reasonable periods, each of which may not to exceed 90 days, if the Board of Directors of the Company determines in good faith that such deferral is in the best interest of the Company and its stockholders in order to avoid the disclosure of information not otherwise then required by law (in the absence of a registration or sales thereunder) to be publicly disclosed (such circumstances being hereinafter referred to as a “Suspension Event”). The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company (“Suspension Event Certificate”) stating that a Suspension Event has occurred and is continuing and setting forth the duration of such Suspension Event, (not to exceed 90 days from delivery of the Suspension Event Certificate), or if such duration is not known, the anticipated duration of such Suspension Event (not to exceed 90 days from the delivery of the Suspension Event Certificate). If the Suspension Event Certificate does not set forth a definitive duration of the Suspension event, then upon the earlier of (i) 90 days following delivery of the Suspension Event Certificate or (ii) the conclusion of the Suspension Event, the Company shall notify the Holders in writing of the termination of the Suspension Event.

4.4 Subject to the terms of Section 5 below, each Holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering (each, a “Company Offering”), not to effect any public sale or distribution of any of the Registrable Securities or request an Underwritten Demand Statement during an Offering Blackout Period, provided that the Company is actively employing in good faith commercially reasonable efforts to cause the registration statement associated with such Offering Blackout Period to be effective, if it has not already become effective. The Company shall use commercially reasonable efforts to give written notice to each Holder of any Offering Blackout Period at least 15 days prior to the commencement of the Offering Blackout Period; provided, however, that if the Company is unable to provide 15 days advance notice of the commencement of the Offering Blackout Period, the Company shall provide as much notice as reasonably possible, and provided further that the failure to timely provide such notice shall not in any way prohibit the commencement of an Offering Blackout Period. The “Offering Blackout Period” shall commence on a date set by the Company, which shall be no earlier than the 15th day preceding the anticipated date of pricing of such Company Offering, and shall end on the 150th day, or such sooner date as is requested by the managing underwriter or underwriters in such Company Offering, after the closing date of such Company Offering.

5. Limitations on Suspension/Blackout Periods. Notwithstanding anything herein to the contrary, the Company covenants and agrees that (a) the Company’s rights to defer certain of its obligations pursuant to Section 4.3 during the pendency of any Suspension Event, and (b) the Holders’ obligation to suspend public sales of Registrable Securities pursuant to Section 4.4 during one or more Offering Blackout Periods, shall not, in the aggregate, cause the Holders to be required to suspend sales of Registrable Securities or relieve the Company of its obligation to file a Registration Statement for longer than 180 days during any 12-month period.

6. Piggyback Registration Rights. If the Company proposes to register in an underwritten offering any of its shares of Common Stock under the Securities Act for sale to the public (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, or in connection with an Underwritten Demand Statement), each such time it will give written notice to each Holder. Upon the written request of any of such Holders, given within 10 Business Days after receipt by such Person of such notice, the Company shall, subject to the limits contained in this Section 6, use its commercially reasonable efforts to cause all Registrable Securities requested by such Holders to be registered under the Securities Act and qualified for sale under any state securities or “blue sky” law, to the extent required to permit the sale of their Registrable Securities in such underwritten public offering; provided, however, that if the managing underwriter or underwriters of such offering reasonably determine in writing that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter or underwriters; provided, however, that securities shall be excluded in the following sequence: (i) first, shares of Common Stock held by any stockholders not having rights to include such shares in the underwritten public offering; (ii) second, shares of Common Stock held by stockholders having contractual, incidental “piggy back” rights to include such shares in the underwritten public offering other than Registrable Securities and Prior Registrable Securities; (iii) third, Registrable Securities and Prior Registrable Securities; and (iv) fourth, shares of Common Stock sought to be registered by the Company for its own account. If there is a reduction of some but not all of the number of shares pursuant to clauses (i) through (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of securities held by the holders in the applicable category and subject to the priorities set forth in the preceding sentence). Additionally, the Company shall not be required to register any Registrable Securities pursuant to this Section 6 unless the Holders of such Registrable Securities accept the terms of the underwriting agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters). All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters.

7. Termination of Registration Rights. The rights granted pursuant to Sections 2, 3 and 6 shall terminate, as to any Holder, at such time at which all Registrable Securities held by such Holder can be sold in any three- month period without registration in compliance with Rule 144; provided, however, that it shall be assumed that no Holder will be eligible to sell any Registrable Securities pursuant to Rule 144(k) during the Class B Period.

8. State Securities Laws and Sale Procedures.

8.1 The Company shall use its commercially reasonable efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Holders; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

8.2 Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or as contemplated in a Registration Statement.

8.3 In the event of a sale of Registrable Securities by the Holder, unless such requirement is waived by the Company in writing, the Holder must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Securities may be properly transferred.

9. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holders and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his, her or its connection with a Holder (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs, and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon (i) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or state securities laws and relating to action or inaction required of the Company under the terms of this Agreement or in connection with any Registration Statement or Prospectus; (ii) any untrue (or alleged untrue) statement of material fact contained in any Registration Statement or any Prospectus; or (iii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with such Registration Statement or the Prospectus contained therein by such Indemnitee, (b) any Holder’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holders by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented Prospectus, or (c) an untrue statement or alleged untrue statement contained in any offer made by a Holder relating to the Registrable Securities that constitutes a “free writing prospectus” as defined in Rule 405 of the Securities Act.

10. Covenants of the Holder. Each of the Holders hereby agrees (i) to cooperate with the Company and to furnish to the Company the information concerning such Holder, its plan of distribution and its ownership interests in securities of the Company in connection with the preparation of a Registration Statement or Prospectus with respect to such Holder’s Registrable Securities and any filings with any state securities commissions as the Company may reasonably request (and to promptly notify the Company of any material changes in such information set forth in a Registration Statement prior to and during the effectiveness of such

Registration Statement), (ii) if the Company complies with its obligations to timely file a final Prospectus pursuant to Section 3.6 of this Agreement relating to a sale of Registrable Securities of such Holder, to deliver or cause delivery of such final Prospectus to any purchaser of such Registrable Securities from such Holder if the Holder is required by the Securities Act or the rules and regulations thereunder to deliver the Prospectus in connection with the sale of such Registrable Securities to such purchaser; provided, however, that no delivery of the Prospectus shall be required of any Holder pursuant to this subsection (ii) if such Prospectus is deemed delivered pursuant to Rule 172 under the Securities Act, (iii) that it will not make any offer relating to the Registrable Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, and (iv) to indemnify the Company, its officers, directors, employees, agents, representatives and Affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (A) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, his, her or its plan of distribution or his, her or its ownership interests, which was furnished to the Company in writing by such Holder for use therein, (B) if the Company complies with its obligations to timely file a final Prospectus pursuant to Section 3.6 of this Agreement relating to a sale of Registrable Securities of such Holder, the failure by such Holder to deliver or cause delivery of such final Prospectus to any purchaser of such Registrable Securities from such Holder if the Holder is required by the Securities Act or the rules and regulations thereunder to deliver the Prospectus in connection with the sale of such Registrable Securities to such purchaser; provided that, for purposes of this subsection (B), such failure shall not include in any event any deemed delivery of such Prospectus pursuant to Rule 172 under the Securities Act or (C) an untrue statement or alleged untrue statement contained in any offer made by such Holder relating to the Registrable Securities that constitutes a “free writing prospectus” as defined in Rule 405 of the Securities Act.

11. Indemnification Procedures. Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding of which such Person has actual knowledge and with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses (provided that in connection with such assumption the indemnifying parties provide the indemnified parties a full release of any costs or other expenses in connection therewith), the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (a) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 15 Business Days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (b) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any expenses therefor, in which case the indemnifying party shall pay or reimburse such legal or other expenses as they are incurred. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or (to the knowledge of the indemnifying party) threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (iii) does not and is not likely to materially adversely affect the indemnified party.

12. Contribution.

12.1 If the indemnification provided for in Section 9 and Section 10 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 12 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9 or Section 10 hereof had been available under the circumstances.

12.2 The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

12.3 Notwithstanding the provisions of this Section 12, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

13. Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities in connection with the registration of the Registrable Securities pursuant to Section 2 hereof and the registration of Registrable Securities pursuant to the first three (3) Underwritten Demand Statements effected pursuant to Section 3.1. The Holders shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to all Underwritten Demand Statements effected pursuant to Section 3.1 other than the first three (3). The Holders shall also bear all underwriting fees, discounts or commissions attributable to the sale of securities by the Holders, or any legal fees and expenses of counsel to the Holders and any underwriter engaged in connection with an Underwritten Demand Statement and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

14. Transfer of Registration Rights. Subject to the restrictions in the Investor Rights Agreement on the right to transfer the Shares or the Registrable Securities, the rights of a Holder under this Agreement may be transferred by a Holder to a transferee who acquires Registrable Securities equal to at least 25% of the total number of Registrable Securities initially issuable upon conversion of all of the Shares initially issued to Initial Holder pursuant to the Stock Purchase Agreement (including all other securities issued or issuable in respect of such Registrable Securities by way of spin-off, dividend or stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization), provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in the form attached hereto as Exhibit B (an “Addendum Agreement”), and the transferor shall have delivered to the Company, no later than 30 days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement.

15. Additional Shares. Except as otherwise provided in this Agreement, the Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued, treasury or other shares of Common Stock of or owned by the Company and any of its subsidiaries or any shares of Common Stock or other securities of the Company owned by any other security holder or security holders of the Company.

16. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Securities under the Securities Act.

17. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a) make and keep adequate current public information available pursuant to paragraph (c) of Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request, a statement, if true, to the effect that it has complied with the reporting requirements of paragraph (c) Rule 144 and meets the eligibility requirements for use of Form S-3 set forth in Instruction I.A. and Form S-3.

18. Notices. All notices, requests, consents and other communications hereunder shall be in writing, in English, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by a recognized international express courier service or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after timely delivery to such carrier, (iii) if delivered by a recognized international express courier service, two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this Section 18:

if to the Company, to:

Plug Power Inc.

968 Albany Shaker Road,

Latham, New York 12110

Attention: General Counsel

Facsimile: (518) 782-7884

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Attention: Robert P. Whalen, Jr.

Facsimile: (617) 532-1231

if to the Holder, to:

Smart Hydrogen Inc.

c/o Interros Holding Company

9, Bolshaya Yakimanka Street

119180 Moscow

Russian Federation

Attn: Marianna Zakharova

Facsimile: 7-495-785-6362

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

The Warner

1299 Pennsylvania Avenue, N.W.

Washington, DC 20004-2400

Attention: Gregory J. Golden

Facsimile: (202) 585-1025

In the event of transfer of Registrable Securities, notices given pursuant to this Agreement to a subsequent Holder shall be delivered to the relevant address specified in the relevant agreement in the form of Exhibit B whereby such Holder became bound by the provisions of this Agreement.

19. Amendments; Waiver. Except as permitted by Section 14, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding. Any waiver of a provision of this Agreement must be in writing and executed by the Party against whom enforcement of such waiver is sought.

20. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

21. Entire Agreement; Severability. This Agreement, the Stock Purchase Agreement and the Investor Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

23. Dispute Resolution.

23.1 The Parties shall endeavor to resolve any dispute, claim, or controversy arising out of or relating to this Agreement (including, but not limited to, the negotiation, validity, performance breach or termination thereof) (each, a “Dispute”) by non-binding mediation under the CPR Mediation Procedure then currently in effect. The mediator will be selected upon mutual agreement of the parties engaged in the Dispute (the “Disputing Parties”). Any Dispute which remains unresolved 30 days after the appointment of a mediator (or if the Disputing Parties are unable to agree upon a mediator within 30 days after a Disputing Party notifies another Disputing Party of a Dispute in writing), shall be finally resolved by arbitration in accordance with the CPR Rules for Non-Administered Arbitration, Revised and Effective June 15, 2005 (the “Rules”). A tribunal of three arbitrators will preside over any Dispute(s) (the “Tribunal”). Each Disputing Party shall appoint one arbitrator to the Tribunal or, if there are more than two Disputing Parties and the Company is one of the Disputing Parties, then the Company shall appoint one arbitrator and the other Disputing Parties shall jointly appoint one arbitrator. Within 30 days of the appointment of the second arbitrator, the two arbitrators appointed by the Disputing Parties shall appoint a third arbitrator, who shall chair the Tribunal (the “Chairperson”). In the event the arbitrators appointed by the Disputing Parties are unable to agree on the Chairperson, the Chairperson will be selected as provided in Rule 6 of the Rules. Under no circumstances shall the Chairperson be either an American or Russian citizen. The place of arbitration shall be New York, New York and the language of the arbitration shall be English. Upon the request of any Disputing Party, there shall be simultaneous translation of all communications with the Tribunal into English or Russian, as the case may be. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon or other enforcement of the award rendered by the arbitrator may be entered by the U.S. District Court for the Southern District of New York.

23.2 Unless otherwise agreed by the Disputing Parties, the Tribunal’s decision and award shall be made and delivered within 30 days of the conclusion of the arbitration. The Parties acknowledge that the Tribunal shall have the authority, with respect to any Dispute, to provide any and all relief, whether legal, equitable, or otherwise, and award any damages or remedy that a federal court in New York could provide or award with respect to such Dispute. The Tribunal shall have no jurisdiction, power, or authority to decide or award punitive or exemplary damages. It is the expressed intention of the Parties to mutually waive the right to seek or recover such damages from the other.

23.3 The Parties covenant and agree that they will share equally the costs of an arbitration pursuant to this Section 23, except as otherwise provided herein. The Tribunal may in its discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any Disputing Party to a proceeding. Any Disputing Party unsuccessfully refusing to comply with an award of the Tribunal shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by any other Disputing Party in enforcing the award.

23.4 Each Party irrevocably waives any objection to proceeding before the Tribunal in New York, to the extent provided in this Section 23, based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim that arbitration in accordance with these provisions has been brought in an inconvenient forum. Each of the Parties hereby consents to service of notice for any arbitration pursuant to this Section 23 as provided for in Rule 2 of the Rules.

23.5 Notwithstanding the foregoing, the parties hereby consent to the sole and exclusive jurisdiction of the U.S. District Court for the Southern District of New York for any action, suit or proceeding to compel arbitration pursuant to this Section 23, seek a preliminary injunction or other provisional judicial relief in aid of arbitration with respect to any Dispute, or obtain judgment upon or other enforcement of any award or decision rendered by the Tribunal pursuant to this Section 23, and the Parties agree that the foregoing provisions requiring non-binding mediation and arbitration of Disputes shall not apply to any such action, suit, or proceeding. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in the U.S. District Court for the Southern District of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in such court that any such action, suit, or proceeding brought in such court has been brought in an inconvenient forum. Each of the Parties further agrees that service of any process, summons, notice, or document by U.S. registered mail (with respect to any address in the United States) or by a recognized international express courier service, including, without limitation, International Federal Express (with respect to any address outside of the United States) to such party’s then current address for notice pursuant to Section 18 shall be effective service of process for any action, suit, or proceeding brought against it in such court. Each of the Parties agrees that its or his submission to jurisdiction and its or his consent to service of process in the manner described above is made for the express benefit of the other Parties.

23.6 The procedures specified in this Section 23 shall be the sole and exclusive procedures for the resolution of Disputes.

24. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Party.

25. Drafting Conventions; No Construction Against the Drafter.

25.1 The headings in this Agreement are provided for convenience and do not affect its meaning. The words “include”, “includes” and “including” are to be read as if they were followed by the phrase “without limitation”. Unless specified otherwise, any reference to an agreement means that agreement as amended or supplemented, subject to any restrictions on amendment contained in such agreement. Unless specified otherwise, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations. If any date specified in this Agreement as a date for taking action falls on a day that is not a Business Day, then that action may be taken on the next Business Day.

25.2 The Parties have participated jointly with their respective counsel in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the Parties and there is to be no presumption or burden of proof favoring or disfavoring any Party because of the authorship of any provision of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PLUG POWER INC.

By:	/s/ Roger B. Saillant
Name:	Roger B. Saillant
Title:	Chief Executive Officer

SMART HYDROGEN INC.

By:	/s/ Sergey Polikarpov
Name:	Sergey Polikarpov
Title:	Director

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

EXHIBIT A

PLUG POWER INC.

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

RE:	Sale of Shares of Common Stock of Plug Power Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 2006 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:

Print Name:

Title:

cc:	Plug Power Inc., Corporate Secretary

EXHIBIT B

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

The undersigned, being the transferee of                  shares of Registrable Securities (as defined in the Registration Rights Agreement between Plug Power Inc. (the “Company”) and Smart Hydrogen Inc., dated June 29, 2006 (the “Registration Rights Agreement”)), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of the resale of such Registrable Securities is governed by the Registration Rights Agreement and the undersigned hereby: (1) acknowledges receipt of a copy of the Registration Rights Agreement, and (2) agrees to be bound as a Holder and a Party by the terms of the Registration Rights Agreement, as the same has been or may be amended from time to time.

Agreed to this          day of                 , 200  .

[Transferee Name]

By:
Name:
Title:

Address: